EXHIBIT 10.3

THIRD AMENDMENT
TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

AMONG
LAREDO PETROLEUM, INC.,
as Borrower,
WELLS FARGO BANK, N.A.,
as Administrative Agent,
THE GUARANTORS SIGNATORY HERETO,
AND
THE BANKS SIGNATORY HERETO

THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to Fourth Amended and Restated Credit Agreement (this “Third Amendment”), dated as of May 4, 2015 (the “Third Amendment Effective Date”), is among Laredo Petroleum, Inc., a corporation formed under the laws of the State of Delaware (“Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with Borrower, the “Credit Parties”); each of the Banks party hereto; and Wells Fargo Bank, N.A., as administrative agent for the Banks (in such capacity, together with its successors, “Administrative Agent”).
Recitals
A.    Borrower, Administrative Agent and the Banks are parties to that certain Fourth Amended and Restated Credit Agreement dated as of December 31, 2013 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Banks have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of Borrower.
B.    The parties hereto desire to enter into this Third Amendment to (i) amend certain terms of the Credit Agreement as set forth herein, (ii) increase the Aggregate Elected Commitment Amount from $900,000,000 to $1,000,000,000, and (iii) increase the Borrowing Base from $1,150,000,000 to $1,250,000,000, in each case, to be effective as of the Third Amendment Effective Date.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed to such term in the Credit Agreement (as amended hereby). Unless otherwise indicated, all section references in this Third Amendment refer to the Credit Agreement.
Section 2.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended effective as of the Third Amendment Effective Date in the manner provided in this Section 2.
2.1Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Consolidated Net Tangible Assets” means, with respect to any Person on any date of determination, the aggregate amount of total assets included in such Person’s most recent quarterly or annual consolidated balance sheet prepared in accordance with GAAP less, without duplication, applicable accounting reserves reflected in such balance sheet, after deducting the following amounts: (a) all current liabilities reflected in such balance sheet (other than current maturities (i) under this Agreement or (ii) in respect of Senior Notes) and (b) all goodwill, trademarks, patents, unamortized debt discounts and expenses and other like intangibles reflected in such balance sheet.
“Medallion” means Medallion Gathering & Processing, LLC, a Texas limited liability company, and its Subsidiaries.
“Third Amendment Effective Date” means May 4, 2015.
2.2Restated Definition of Aggregate Elected Commitment Amount. The definition of “Aggregate Elected Commitment Amount” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“Aggregate Elected Commitment Amount” at any time shall equal the sum of the Elected Commitments, as the same may be terminated, reduced or increased from time to time in accordance with the terms hereof. As of the Third Amendment Effective Date, the Aggregate Elected Commitment Amount is $1,000,000,000.
2.3Amendment to Definition of Debt. Clause (g) of the definition of “Debt” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(g)    all obligations of such Person secured by a Lien (other than a Permitted Encumbrance) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, and
2.4Restated Definition of Lien. The definition of “Lien” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“Lien” means with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset; provided that a provision in a joint operating agreement, joint development agreement or other similar or customary agreement made or entered into in the ordinary course of the oil and gas business providing for the reallocation of properties owned by the parties to such agreement and subject to such agreement at the option of such a party shall not constitute a Lien. For purposes of this Agreement, a Credit Party shall be deemed to own subject to a Lien any asset which is acquired or held subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

2.5Amendment to Definition of Permitted Investment. Clauses (i), (l) and (m) of the definition of “Permitted Investment” contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:
(i)    entry into joint operating agreements, joint development agreements, working interests, royalty interests, mineral leases, processing agreements, farm-out agreements, contracts for the sale, transportation or exchange of oil and natural gas, unitization agreements, pooling arrangements, area of mutual interest agreements, production sharing agreements or other similar or customary agreements, transactions, properties, interests or arrangements, and Investments and expenditures in connection therewith or pursuant thereto, in each case made or entered into in the ordinary course of the oil and gas business, excluding, however, Investments in other Persons (other than any ‘tax partnership,’ as defined in the Code, that is deemed to be entered into by any Credit Party arising under any joint operating agreements, joint development agreements or other similar or customary agreements made or entered into in the ordinary course of the oil and gas business); provided that, none of the foregoing shall involve the incurrence of any Debt not permitted by Section 9.1;
(l)    Investments in Medallion, so long as (i) no Default, Event of Default or Borrowing Base Deficiency exists at the time such Investment is made or results therefrom, and (ii) in the case of any such Investment made on or following the Third Amendment Effective Date, the aggregate amount of Investments in Medallion (regardless of whether made before, on or following the Third Amendment Effective Date) does not exceed, as of the date that the relevant Credit Party makes, or if earlier, commits to make, such Investment (and after giving effect to such Investment), 5.0% of the Consolidated Net Tangible Assets of the Borrower as of the last day of the most recent fiscal quarter ending immediately prior to such date for which financial statements are available; and
(m)    other Investments not to exceed $20,000,000 in the aggregate at any time.
2.6Amendment to Section 12.3(f). Section 12.3(f) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(f)    The Banks hereby irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any collateral under the Loan Papers: (A) constituting property in which neither Borrower nor any other Credit Party owned an interest at the time the Lien was granted or at any time thereafter; (B) constituting property leased to Borrower or any other Credit Party under a lease which has expired or been terminated in a transaction permitted under the Loan Papers or is about to expire and which has not been, and is not intended by Borrower or such Credit Party to be, renewed; (C) consisting of an instrument or other possessory collateral evidencing Debt or other obligations pledged to the Administrative

Agent (for the benefit of the Banks), if the Debt or obligations evidenced thereby has been paid in full or otherwise superseded; or (D) constituting property disposed of in an Asset Disposition permitted under the Loan Papers. In addition, the Banks irrevocably authorize the Administrative Agent to release Liens upon collateral under the Loan Papers as contemplated herein, or if approved, authorized, or ratified in writing by the requisite Banks. Upon request by the Administrative Agent at any time, the Banks will confirm in writing the Administrative Agent’s authority to release particular types or items of such collateral pursuant to this Section 12.3.
2.7.Amendment to Section 14.8(c)(i) of the Credit Agreement. Section 14.8(c)(i) of
the Credit Agreement is hereby amended by replacing the reference to “provided that no such consent shall be required for an assignment to a Bank” and inserting in lieu thereof a reference to “provided that no such consent shall be required for an ssignment to a Bank or an Affiliate of a Bank”.

2.8.Amendment to Schedule 1 of the Credit Agreement. The first table contained in Schedule 1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

Bank	Maximum Credit Amount	Elected Commitment	Commitment Percentage
Wells Fargo Bank, N.A.	$242,424,242.58	$121,212,121.29	12.12121212%
Bank of America, N.A.	$169,696,969.68	$84,848,484.84	8.48484848%
JPMorgan Chase Bank, N.A.	$169,696,969.68	$84,848,484.84	8.48484848%
MUFG Union Bank, N.A.	$151,515,151.50	$75,757,575.75	7.57575758%
BMO Harris Financing, Inc.	$151,515,151.50	$75,757,575.75	7.57575758%
Societe Generale	$130,909,090.90	$65,454,545.45	6.54545455%
Capital One, National Association	$130,909,090.90	$65,454,545.45	6.54545455%
Compass Bank	$130,909,090.90	$65,454,545.45	6.54545455%
Comerica Bank	$84,848,484.84	$42,424,242.42	4.24242424%
BOKF, NA DBA Bank of Oklahoma	$72,727,272.72	$36,363,636.36	3.63636364%
Branch Banking and Trust Company	$72,727,272.72	$36,363,636.36	3.63636364%

The Bank of Nova Scotia	$65,454,545.45	$32,727,272.73	3.27272727%
Scotiabanc Inc.	$65,454,545.45	$32,727,272.73	3.27272727%
Barclays Bank PLC	$62,545,454.54	$31,272,727.27	3.12727273%
Citibank, N.A.	$62,545,454.54	$31,272,727.27	3.12727273%
Credit Suisse AG, Cayman Islands Branch	$62,545,454.54	$31,272,727.27	3.12727273%
ING Capital LLC	$62,545,454.54	$31,272,727.27	3.12727273%
SunTrust Bank	$62,545,454.54	$31,272,727.27	3.12727273%
Goldman Sachs Bank USA	$48,484,848.48	$24,242,424.24	2.42424242%
Totals:	$2,000,000,000.00	$1,000,000,000.00	100%
Section 3.Borrowing Base. In reliance on the covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Borrowing Base shall be, effective as of the Third Amendment Effective Date, increased from $1,150,000,000 to $1,250,000,000, and the Borrowing Base shall remain at $1,250,000,000 until the next Determination thereafter. Borrower and Banks agree that the Determination provided for in this Section 3 will constitute the Periodic Determination scheduled for May 1, 2015 (or such date promptly thereafter as reasonably possible) for the purposes of the Credit Agreement and shall not be construed or deemed to be a Special Determination for purposes of the Credit Agreement.
Section 4.Elected Commitments. In reliance on the covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, each Bank agrees that its Elected Commitment under the Credit Agreement effective as of the Third Amendment Effective Date shall be the amount set forth opposite such Bank’s name on Schedule 1 to the Credit Agreement (as amended hereby) under the caption “Elected Commitment”. Borrower and Banks agree that (i) this Third Amendment shall be deemed to constitute an Elected Commitment Increase Certificate for purposes of Section 2.16 of the Credit Agreement and (ii) the increase in the Aggregate Elected Commitment Amount pursuant to this Third Amendment shall be deemed to occur simultaneously with the Periodic Determination provided for in Section 3 hereof and does not constitute an increase in the Aggregate Elected Commitment Amount following such Periodic Determination for purposes of Section 2.16(b)(ii) of the Credit Agreement.
Section 5.Conditions Precedent. The effectiveness of this Third Amendment is subject to the following:

5.1.Administrative Agent shall have received counterparts of this Third Amendment from the Credit Parties and all Banks.
5.2.Contemporaneously with the effectiveness of the increase of the Aggregate Elected Commitment Amount contained herein, Borrower shall pay to Administrative Agent, for the benefit of the Increasing Banks (as defined below), upfront fees in an aggregate amount for each such Increasing Bank equal to 0.30% of the amount of such Increasing Bank’s Increased Commitment (as defined below). As used herein, “Increasing Bank” means each Bank whose Commitment after giving effect to the increase to the Aggregate Elected Commitment Amount contained herein exceeds such Bank’s Commitment that was in effect immediately prior to giving effect to the increase to the Aggregate Elected Commitment Amount contained herein, and “Increased Commitment” means the amount of such excess.
5.3.Each of the conditions set forth in Section 2.16(b) of the Credit Agreement applicable to the increase of each Increasing Bank’s Elected Commitment set forth herein shall have been satisfied.
5.4.Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.
Administrative Agent shall notify Borrower and the Banks of the effectiveness of this Third Amendment, and such notice shall be conclusive and binding.
Section 6.Representations and Warranties; Etc. Each Credit Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Paper to which such Credit Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date), (b) no Defaults exist under the Loan Papers or will, after giving effect to this Third Amendment, exist under the Loan Papers and (c) no Material Adverse Change has occurred. The Borrower hereby represents and warrants to the Banks and Administrative Agent that each of the conditions set forth in Section 2.16(b) of the Credit Agreement applicable to the increase of each Increasing Bank’s Elected Commitment set forth herein has been satisfied.
Section 7.Miscellaneous.
7.1.Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
7.2.Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Third Amendment, (b) ratifies and affirms its obligations under the Facility Guaranty and the other Loan Papers to which it is a party, (c)

acknowledges, renews and extends its continued liability under the Facility Guaranty and the other Loan Papers to which it is a party (in each case, as amended hereby), (d) agrees that its guarantee under the Facility Guaranty and the other Loan Papers (in each case, as amended hereby) to which it is a party remains in full force and effect with respect to the Obligations, as amended hereby, (e) represents and warrants that (i) the execution, delivery and performance of this Third Amendment has been duly authorized by all necessary corporate or company action of the Credit Parties, (ii) this Third Amendment constitutes a valid and binding agreement of the Credit Parties, and (iii) this Third Amendment is enforceable against each Credit Party in accordance with its terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors’ rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general applicability, and (f) acknowledges and confirms that the amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations after giving effect to this Third Amendment.
7.3.Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.
7.4.No Oral Agreement. This written Third Amendment, the Credit Agreement and the other Loan Papers executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
7.5.Governing Law. This Third Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.
7.6.Payment of Expenses. Borrower agrees to pay or reimburse Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.
7.7.Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.8.Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.9.Loan Paper. This Third Amendment shall constitute a “Loan Paper” for all purposes under the other Loan Papers.
7.10.Waiver of Jury Trial. Section 14.13 of the Credit Agreement is hereby incorporated by reference, mutatis mutandis.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed effective as of the date first written above.
BORROWER:
LAREDO PETROLEUM, INC.

By: /s/ Richard C. Buterbaugh
Name:    Richard C. Buterbaugh
Title:    Executive V.P. & Chief Financial Officer

GUARANTORS:
LAREDO MIDSTREAM SERVICES, LLC

By: /s/ Richard C. Buterbaugh
Name:    Richard C. Buterbaugh
Title:    Executive V.P. & Chief Financial Officer

GARDEN CITY MINERALS, LLC

By: /s/ Richard C. Buterbaugh
Name:    Richard C. Buterbaugh
Title:    Executive V.P. & Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Bank

By: /s/ Jason M. Hicks
Name:    Jason M. Hicks
Title:    Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Bank

By: /s/ Michael J. Clayborne
Name: Michael J. Clayborne
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Bank

By: /s/ David Morris
Name: David Morris
Title: Authorized Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE, as a Bank

By: /s/ Elena Robciuc
Name: Elena Robciuc
Title: Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

MUFG UNION BANK, N.A., as a Bank

By: /s/ Brian Hawk
Name: Brian Hawk
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC., as a Bank

By: /s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Bank

By: /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SCOTIABANC INC., as a Bank

By: /s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Bank

By: /s/ Michael Higgins
Name: Michael Higgins
Title: Director

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK, as a Bank

By: /s/ Kathleen J. Bowen
Name: Kathleen J. Bowen
Title: Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, NA dba BANK OF OKLAHOMA,
as a Bank

By: /s/ Pam Schloeder
Name: Pam Schloeder
Title: Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST
COMPANY, as a Bank

By: /s/ Parul June
Name: Parul June
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK, as a Bank

By: /s/ Robert C. Pitcock
Name: Robert C. Pitcock
Title: Relationship Manager

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Bank

By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Bank

By: /s/ Alicia Borys
Name: Alicia Borys
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A., as a Bank

By: /s/ M Jarrod Bourgeois
Name: M Jarrod Bourgeois
Title: Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Bank

By: /s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By: /s/ Sean MacGregor
Name: Sean MacGregor
Title: Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ING CAPITAL LLC, as a Bank

By: /s/ Scott Lamoreaux
Name: Scott Lamoreaux
Title: Director

By: /s/ Juli Bieser
Name: Juli Bieser
Title: Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK, as a Bank

By: /s/ Shannon Juhan
Name: Shannon Juhan
Title: Director

SIGNATURE PAGE TO THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT